UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2022

SailPoint Technologies Holdings, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-38297	47-1628077
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

11120 Four Points Drive, Suite 100, Austin, Texas	78726
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 346-2000

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SAIL	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging Growth Company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events

On May 31, 2022, SailPoint Technologies Holdings, Inc. (“SailPoint” or the “Company”) filed a Proxy Statement on Schedule 14A (the “Definitive Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) in connection with the Agreement and Plan of Merger (the “Merger Agreement”), dated as of April 10, 2022, by and among the Company, Project Hotel California Holdings, LP, a Delaware limited partnership (“Parent”), and Project Hotel California Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent. Parent and Merger Sub are affiliates of Thoma Bravo Fund XV, L.P., managed by Thoma Bravo, L.P. (“Thoma Bravo”). The special meeting of SailPoint stockholders (the “Special Meeting”) will be held virtually on June 30, 2022, at 12:30 p.m. Central time, to, among other things, act on the proposal to adopt the Merger Agreement, as disclosed in the Definitive Proxy Statement.

Regulatory Approvals

On June 21, 2022, SailPoint received written notice from the UK Department for Business, Energy and Industrial Strategy (“BEIS”) that BEIS has concluded that no further action is to be taken in relation to the proposed transaction under the UK National Security and Investment Act 2021, as amended.

Receipt of the BEIS clearance satisfies one of the conditions to closing of the proposed transaction. The transaction remains subject to other customary closing conditions, including approval by SailPoint stockholders and receipt of certain other regulatory approvals, and is expected to close in the second half of 2022.

Litigation Related to the Merger

On June 1, 2022, a purported individual shareholder of SailPoint filed a complaint in the United States District Court for the Southern District of New York, captioned Bushansky v. SailPoint Technologies Holdings, Inc., et al., No. 1:22-cv-04504, naming as defendants the Company and each member of the Company Board as of the date of the Merger Agreement (Bushansky). On June 9 and June 16, two additional cases were filed by purported individual shareholders of SailPoint in the same court, captioned Finger v. SailPoint Technologies Holdings, Inc., et al., 1:22-cv-04837 (Finger) and Nathan v. SailPoint Technologies Holdings, Inc., et al., 1:22-cv-05046 (Nathan). On June 2, 2022, one additional case was filed by a purported individual shareholder of SailPoint in the United States District Court for the Eastern District of New York, captioned Holness v. SailPoint Technologies Holdings, Inc., et al., No. 1:22-cv-03268 (Holness). The Bushansky, Finger, Nathan and Holness cases, and any similar subsequently filed cases involving the Company, the Company Board or any committee thereof and/or any of the Company’s directors or officers relating directly or indirectly to the Merger Agreement, the Merger or any related transaction, are referred to as the “Merger Litigations.”

The Merger Litigations filed to date generally allege that the Definitive Proxy Statement is materially incomplete and misleading by allegedly failing to disclose certain purportedly material information. The Merger Litigations assert violations of Section 14(a) of the Securities Exchange Act of 1934 (the “Exchange Act”), Rule 14a-9 promulgated thereunder against SailPoint and the Company Board and violations of Section 20(a) of the Exchange Act against the Company Board. The Merger Litigations seek, among other things: an injunction enjoining consummation of the Merger, rescission of the Merger Agreement, a declaration that the Company and the Company Board violated Sections 14(a) and 20(a) of the Exchange Act and Rule 14a-9 promulgated thereunder, an order directing the Company Board to comply with the Exchange Act, damages, costs of the action, including attorneys’ fees and experts’ fees and expenses, and any other relief the court may deem just and proper.

SailPoint cannot predict the outcome of each Merger Litigation, nor can SailPoint predict the amount of time and expense that will be required to resolve each Merger Litigation. SailPoint believes that the Bushansky, Finger, Nathan, and Holness cases are without merit and that no supplemental disclosures are required under applicable law, and SailPoint and its directors intend to vigorously defend against each Merger Litigation and any subsequently filed similar actions. It is possible that additional similar complaints could be filed in connection with the Merger. SailPoint cannot predict the outcome of or estimate the possible loss or range of loss from the Merger Actions. If any additional complaints are filed, absent new or significantly different allegations, SailPoint will not necessarily disclose such additional demand letters or filings.

While SailPoint believes that the disclosures set forth in the Definitive Proxy Statement comply fully with all applicable law and denies the allegations in the Merger Litigations, in order to moot plaintiffs’ disclosure claims, avoid nuisance and possible expense and business delays, and provide additional information to its shareholders, SailPoint has determined voluntarily to supplement certain disclosures in the Definitive Proxy Statement related to plaintiffs’ claims with the supplemental disclosures set forth below (the “Supplemental Disclosures”). Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal merit, necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, SailPoint specifically denies all allegations in the Merger Litigations that any additional disclosure was or is requested or material.

Supplement to Definitive Proxy Statement

All page references used herein refer to pages in the Definitive Proxy Statement before any additions or deletions resulting from the Supplemental Disclosures, and capitalized terms used below, unless otherwise defined, have the meanings set forth in the Definitive Proxy Statement. Underlined and bolded text shows text being added to a referenced disclosure in the Definitive Proxy Statement and stricken-through text shows text being deleted from a referenced disclosure in the Definitive Proxy Statement. This Current Report on Form 8-K is incorporated into, and amends and/or supplements, the Definitive Proxy Statement as provided herein. Except as specifically noted herein, the information set forth in the Definitive Proxy Statement remains unchanged.

The disclosure under the heading “Summary of Financial Analyses” on page 53 of the Definitive Proxy Statement is hereby amended and supplemented by adding the following sentences immediately following the second paragraph under that heading:

Unless otherwise noted, Morgan Stanley based its analyses on a standalone valuation of SailPoint. In each of its analyses described below, Morgan Stanley utilized the number of outstanding shares of SailPoint common stock on a fully-diluted basis, based on the following inputs from SailPoint management, which included (A) 94.3 million basic shares outstanding of SailPoint common stock, (B) 2.15 million options outstanding exercisable at a weighted-average exercise price of $28.36 per share, and (C) 4.76 million RSUs outstanding and (D) the excess conversion value attributable to the Convertible Notes, based on the outstanding principal amount of such Convertible Notes of $390 million and an upper strike price of the Convertible Notes of $41.34, where such upper strike price assumes the full intrinsic value of the capped call transactions and the underlying principal amount is assumed to be settled as cash.

The first sentence of the second paragraph under the heading “Discounted Equity Value Analysis” on page 55 of the Definitive Proxy Statement is hereby amended and supplemented as follows:

To calculate these discounted fully diluted equity values, Morgan Stanley utilized calendar year 2024 revenue estimates under each of the Street Consensus and Projections, which were $794 million and $955 million, respectively.

The second paragraph under the heading “Discounted Cash Flow Analysis” on page 55 of the Definitive Proxy Statement is hereby amended and supplemented as follows:

Morgan Stanley first calculated the estimated unlevered free cash flow, which is defined as non-GAAP adjusted earnings before interest, taxes, depreciation and amortization (burdened by stock based compensation), less taxes and capital expenditures, and adjusted for changes in net working capital. The Projections included extrapolations through calendar year 2036 prepared by Morgan Stanley with the guidance of SailPoint management (which extrapolations were reviewed and approved for Morgan Stanley’s use by SailPoint management). The free cash flows and terminal values were discounted to present values as of April 8, 2022, at a discount rate ranging from 8.6% to 10.5%, which discount rates were selected, upon the application of Morgan Stanley’s professional judgment and experience, to reflect an estimate of SailPoint’s weighted average cost of capital estimated using the capital asset pricing model method and utilizing a 6% market risk premium, a risk-free rate of 2.7% based on the 10-year U.S. Treasury yield as of April 8, 2022, and a 1.2 predicted beta per Barra. To calculate terminal values, Morgan Stanley utilized perpetual growth rates of 2.5 percent to 3.5 percent as part of its analyses, with such rates selected upon the application of Morgan Stanley’s professional judgment and experience. The undiscounted terminal values ranged from $9.9 billion to $15.6 billion. The resulting aggregate value was then adjusted for net debt of $24 million as provided by SailPoint management and further adjusted to add the net present value of net operating losses, ranging from $70 million to $82 million.

The chart following the second paragraph under the heading “Precedent Transactions Multiples Analysis” on pages 56 and 57 of the Definitive Proxy Statement is hereby amended and supplemented as follows:

Selected Software Transactions (Target/Acquiror)	Year Announced	AV/NTM Revenue Multiple
Strategic Acquirors
Adaptive Insights Inc. / Workday, Inc.	2018	11.0x
Auth0, Inc. / Okta, Inc.	2021	~39x
Avast Plc / NortonLifeLock Inc.	2021	9.6x
Callidus Software Inc. / SAP America, Inc.	2018	8.3x
Carbon Black, Inc. / VMware, Inc.	2019	8.0x
Livongo Health, Inc. / Teladoc Health, Inc.	2020	44.9x
Mulesoft, Inc. / Salesforce.com, Inc.	2018	15.7x
Qualtrics International Inc. / SAP America, Inc.	2018	16.5x
SendGrid, Inc. / Twilio Inc.	2018	15.7x
Slack Technologies, Inc. / Salesforce.com, Inc.	2020	24.9x
Tableau Software Inc. / Salesforce.com, Inc.	2019	11.0x
Financial Sponsor Acquirors
Anaplan, Inc. / Thoma Bravo, LLC	2022	13.9x
Apptio Inc. / Vista Equity Partners Management, LLC	2018	7.0x
Cambium Learning Group, Inc. / Veritas Capital Fund Management, L.L.C.	2018	4.2x
Cloudera, Inc. / Clayton Dubilier & Rice, LLC; Kohlberg Kravis Roberts & Co. L.P.	2021	5.3x
Ellie Mae Inc. / Thoma Bravo LP	2019	6.8x
Forescout Technologies, Inc. / Advent International Corporation; Crosspoint Capital Partners	2020	4.9x
Imperva Inc. / Thoma Bravo LP	2018	4.7x
Instructure Inc. / Thoma Bravo LP	2019	6.6x
LogMeIn, Inc. / Francisco Partners; Evergreen Coast Capital Corp.	2019	3.4x
Medallia / Thoma Bravo, LLC	2021	10.8x
McAfee Corp. / Advent International Corporation; Permira Advisers LLC; Crosspoint Capital Partners LP	2021	7.3x
MINDBODY, Inc. / Vista Equity Partners Management, LLC	2018	6.8x
Pluralsight, Inc. / Vista Equity Partners Management, LLC	2020	7.8x
Proofpoint, Inc. / Thoma Bravo LP	2021	9.3x
QAD Inc. / Thoma Bravo LP	2021	5.3x
RealPage, Inc. / Thoma Bravo LP	2020	8.2x
Sophos Ltd. / Thoma Bravo LP	2019	5.1x
Talend S.A. / Thoma Bravo LP	2021	7.3x
Ultimate Software / Hellman & Friedman LLC	2019	8.2x

Important Additional Information and Where to Find It

In connection with the proposed transaction between SailPoint and Thoma Bravo, SailPoint filed with the SEC the Definitive Proxy Statement, a copy of which has been or will be sent or provided to SailPoint stockholders. SailPoint may also file other documents with the SEC regarding the proposed transaction. Other than to the extent specifically provided herein, this document is not a substitute for the Definitive Proxy Statement or any other document which SailPoint filed or may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the Definitive Proxy Statement and other documents that are filed or will be filed with the SEC by SailPoint through the website maintained by the SEC at www.sec.gov, SailPoint’s investor relations website at https://investors.sailpoint.com/ or by contacting the SailPoint investor relations department at the following: investor@sailpoint.com

Participants in the Solicitation

SailPoint and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding SailPoint’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in SailPoint’s proxy statement for its 2022 annual meeting of stockholders, which was filed with the SEC on March 18, 2022. SailPoint stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed transaction, including the interests of SailPoint directors and executive officers in the transaction, which may be different than those of SailPoint stockholders generally, by reading the Definitive Proxy Statement and any other relevant documents that are filed or will be filed with the SEC relating to the proposed transaction. You may obtain free copies of these documents using the sources indicated above.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. These forward-looking statements are based on SailPoint’s current expectations, estimates and projections about the expected date of closing of the proposed transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by SailPoint and Thoma Bravo, all of which are subject to change. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” “expect,” “target,” similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond our control, and are not guarantees of future results, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements, including the failure to consummate the proposed transaction or to make or take any filing or other action required to consummate the transaction on a timely matter or at all, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the proposed transaction on anticipated terms and timing, including obtaining shareholder and regulatory approvals, anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of SailPoint’s business and other conditions to the completion of the transaction; (ii) the impact of the COVID-19 pandemic on SailPoint’s business and general economic conditions; (iii) SailPoint’s ability to implement its business strategy; (iv) significant transaction costs associated with the proposed transaction; (v) potential litigation relating to the proposed transaction; (vi) the risk that disruptions from the proposed transaction will harm SailPoint’s business, including current plans and operations; (vii) the ability of SailPoint to retain and hire key personnel; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (ix) legislative, regulatory and economic developments affecting SailPoint’s business; (x) general economic and market developments and conditions; (xi) the evolving legal, regulatory and tax regimes under which SailPoint operates; (xii) potential business uncertainty, including changes to existing business relationships, during the pendency of the merger that could affect SailPoint’s financial performance; (xiii) restrictions during the pendency of the proposed transaction that may impact SailPoint’s ability to pursue certain business opportunities or strategic transactions; and (xiv) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as SailPoint’s response to any of the aforementioned factors. These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the Definitive Proxy Statement filed with the SEC in connection with the proposed transaction. While the list of factors presented here and the list of factors presented in the Definitive Proxy Statement are considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on SailPoint’s financial condition, results of operations, or liquidity. SailPoint does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SailPoint Technologies Holdings, Inc.

DATE: June 22, 2022	By:	/s/ Chris Schmitt
	Name:	Chris Schmitt
	Title:	General Counsel